UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2005

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On April 12, 2005, Seattle Genetics, Inc. (“Seattle Genetics”) entered into a license agreement with Protein Design Labs, Inc. (“PDL”) for exclusive rights to PDL’s anti-CD33 program for both unconjugated antibody and antibody-drug conjugate (ADC) applications (the “PDL Agreement”). Under the terms of the PDL Agreement, Seattle Genetics receives rights to PDL’s anti-CD33 program and associated U.S. patents and patent applications, as well as supplies of clinical grade material and a non-exclusive CD33 license under PDL’s antibody humanization patents. PDL will receive an upfront fee, progress-dependent milestone payments and royalties on net sales of any resulting commercial products. In addition, Seattle Genetics has agreed to reduce the royalties payable by PDL with respect to a limited number of products that PDL may develop under the existing ADC collaboration between the two companies. The companies have also granted each other a co-development option for second generation anti-CD33 antibodies with improved therapeutic characteristics developed by either party. Further financial terms were not disclosed. The PDL Agreement will be filed as an exhibit to Seattle Genetics’ quarterly report on Form 10-Q for the quarter ending June 30, 2005, with portions omitted and filed separately with the Securities and Exchange Commission (“SEC”) pursuant to a request for confidential treatment.

Seattle Genetics does not have any material relationship with PDL or its affiliates other than:

•	The PDL Agreement;

•	A Collaboration Agreement dated June 4, 2001, which was filed as Exhibit 10.1 to Seattle Genetics’ Form 10-Q for the quarter ending June 30, 2001 as amended by an Amendment dated January 9, 2004, which was filed as Exhibit 10.1 to Seattle Genetics’ Form 10-Q for the quarter ending March 31, 2004;

•	A Patent Rights Master Agreement and Research License Agreement dated January 9, 2004, which was filed as Exhibit 10.2 to Seattle Genetics’ Form 10-Q for the quarter ending March 31, 2004; and

•	A Patent License Agreement dated January 9, 2004, which was filed as Exhibit 10.3 to Seattle Genetics’ Form 10-Q for the quarter ending March 31, 2004.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding Seattle Genetics’ business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause Seattle Genetics’ actual results to differ from those contained in the forward-looking statement, see the section entitled “Important Factors That May Affect Our Business, Results of Operations and Stock Price” in Seattle Genetics’ Annual Report on Form 10-K for the year ended December 31, 2004 and discussions of potential risks and uncertainties in Seattle Genetics’ subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: April 18, 2005	By:	/s/ Clay B. Siegall
Clay B. Siegall President and Chief Executive Officer